Exhibit 99.1

[CBRL GROUP, INC. LOGO]	POST OFFICE BOX 787
LEBANON, TENNESSEE
37088-0787

C B R L   G R O U P,   I N C.

Investor Contact:	Diana S. Wynne
Senior Vice President, Corporate Affairs
(615) 443-9837

Media Contact:	Julie K. Davis
Director, Corporate Communications
(615) 443-9266

CBRL GROUP FISCAL 2008 FIRST QUARTER
CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. – November 20, 2007 -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its first quarter earnings conference call on Wednesday, November 28, 2007. Company management will discuss financial results for the quarter ended November 2, 2007 and the outlook for fiscal year 2008, which will end on August 1, 2008.

The live broadcast of CBRL Group’s quarterly conference call will be available to the public on-line at cbrlgroup.com or earnings.com on November 28, 2007, beginning at 11:00 a.m. (Eastern Time).  An on-line replay will be available at 2:00 p.m. (Eastern Time) and continue through December 12, 2007.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 568 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states.

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